UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026
CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S Main St. Mansfield, Pennsylvania	16933
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (570) 662-0444
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Director Appointment
On June 16, 2026, the Board of Directors of Citizens Financial Services, Inc. (the “Company”), the parent company of First Citizens Community Bank (the “Bank”), appointed John D. Behm to the Company’s Board of Directors. Mr. Behm is a director of the Bank and will continue to serve on the Bank’s Board of Directors.
Mr. Behm’s committee assignments on the Company’s Board of Directors, if any, have not yet been determined. Mr. Behm serves on the Credit Committee and Trust Investment Committee of the Bank’s Board of Directors.
Mr. Behm will be compensated as an non-employee director of the Company in accordance with the compensation policies described in the Company’s Definitive Proxy Statement for the Company’s 2026 Annual Meeting of Shareholders.
There were no arrangements or understandings between Mr. Behm and any other person pursuant to which he was selected as a director. Additionally, there has been no transaction nor are there any proposed transactions between the Company and Mr. Behm that would require disclosure pursuant to Item 404(a) of Regulation S-K.
(e) Amendment to Supplemental Executive Retirement Plan
                On June 16, 2026, the Company entered into an amendment to the Company’s Supplemental Executive Retirement Plan (the “SERP”) to provide a SERP benefit for Stephen J. Guillaume, Executive Vice President, Chief Financial Officer and Treasurer of the Company and of the Bank (the “Fourth Amendment”). The SERP provides Mr. Guillaume with a supplemental retirement benefit equal to a specific percentage (10.0%) multiplied by the highest average annual cash compensation earned by Mr. Guillaume during any three (3) non-consecutive completed calendar years of service in the ten (10) completed calendar years preceding Mr. Guillaume’s termination of employment. The SERP benefits are intended to provide supplemental retirement benefits to the executive.
The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the text of the Fourth Amendment, filed herewith as Exhibit 10.1, which is incorporated herein by reference.
(f) Determination and Payment of Annual Incentive Plan Awards for Fiscal Year 2025
                On June 16, 2026, the Board of Directors of the Company completed its determination of the annual bonus amounts for the Company’s named executive officers under the Company’s Annual Incentive Plan for the fiscal year ending December 31, 2025.  This information was not included in the Summary Compensation Table (the “Summary Compensation Table”) in the Company’s Definitive Proxy Statement for its 2026 Annual Meeting of Shareholders, filed with the U.S. Securities and Exchange Commission on March 12, 2026 (the “Proxy Statement”), because the amounts had not been determined at the time of filing of the Proxy Statement.  In accordance with Item 5.02(f) of Form 8-K, this Form 8-K is being filed to update certain compensation disclosures previously included in the Proxy Statement to reflect the bonuses awarded to the named executive officers under the Company’s Annual Incentive Plan for fiscal year 2025.
                Randall E. Black, who serves as Chief Executive Officer (“CEO”) and President of the Company and of the Bank, David Z. Richards, Jr., who serves as Senior Executive Vice President and Director of Emerging Markets of the Company and of the Bank, Jeffrey L Willson, who serves as Senior Executive Vice President, Chief Credit Officer of the Bank, Mr. Guillaume, and Jeffrey R. White, who serves as Executive Vice President, Chief Operating Officer of the Company and of the Bank, earned cash bonuses in the amounts of $590,601, $86,884, $72,569, $51,571  and $55,704, respectively, which were paid to each such named executive officer in cash. In addition to the cash bonuses, Messrs. Guillaume and White were awarded approximately $22,100 and $23,850, respectively, of restricted stock that will vest over a three year time period.

                The foregoing bonus amounts, to the extent paid in cash, should be reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for fiscal year 2025.  In addition, the amounts in the Total column of the Summary Compensation Table for fiscal year 2025 for Messrs. Black, Richards, Wilson, Guillaume and White have increased to $1,803,244, $482,693, $454,570, $371,571 and $415,378, respectively.
CEO Pay Ratio
                As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Black, our CEO and President. Such information was not available in full at the time of filing of the Proxy Statement because at such time, Mr. Black’s Annual Incentive Plan award for fiscal year 2025 had not yet been determined.  As permitted by Instruction 6 to Item 402(u) of Regulation S-K, we thus omitted the CEO pay ratio disclosure required by Item 402(u) of Regulation S-K from the Proxy Statement, and have included the required CEO pay ratio disclosure in this Form 8-K.

The Compensation/Human Resources Committee monitors the relationship between the compensation of our executive officers and of our non-managerial employees.  This is the eighth year we are disclosing the ratio of the pay of our CEO/President to our median employee (pay ratio).  To determine the median employee, we considered all employees, including full-time, part-time and seasonal employees employed as of the last day of our fiscal year, December 31, 2025. We also considered all wages earned for the fiscal year, including:

● Regular pay for salaried and hourly employees.
● Wages for overtime.
● Miscellaneous taxable cash benefits such as cash incentives, cell phone allowance, and referral fee income.

For purposes of determining the pay ratio, the total compensation of our CEO/President includes all compensation reported in the Summary Compensation Table.  The total compensation of the median employee was determined in the same manner as was used for the CEO/President in the Summary Compensation Table.

Median Annual Compensation of All Employees: $48,896
Total Annual Compensation of CEO/President: $1,803,244
Pay Ratio: 36.9

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to the First Citizens Community Bank Supplemental Executive Retirement Plan, dated June 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

June 22, 2026	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer